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                                                                    EXHIBIT 10.9

           STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE -- GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                     [LOGO]

1.   BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, February 1, 1999, is made by and between General Atomics ("LESSOR") and MP3.com (formerly ZCO, Inc.) ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY"). Refer to Paragraph 49

     1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 10350 Science Center Drive, located in the City of San Diego, County of San Diego, State of California, with zip code 92121, as outlined on Exhibits A&B attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): Building 14 of the General Atomics Industrial Center. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

     1.2(b) PARKING: Refer to Par. 50 unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and no reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.)

     1.3 TERM: 2 years and -0- months ("ORIGINAL TERM") commencing March 1, 1999 ("COMMENCEMENT DATE") and ending Feb. 28, 2001 ("EXPIRATION DATE"). (Also see Paragraph 3.)

     1.4 EARLY POSSESSION: Refer to Exhibit C ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

     1.5 BASE RENT: $Refer to Ex. C per month ("BASE RENT"), payable on the 1st day of each month commencing February 1, 1999 (Also see Paragraph 4.)

[ ] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum Ex. C, attached hereto.

     1.6(a) BASE RENT PAID UPON EXECUTION: $ Exhibit C as Base Rent for the period of one month.

     1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: Refer to Ex. C percent (_____%) ("LESSEE'S SHARE") as determined by [ ] prorata square footage of the Premises as compared to the total square footage of the Building or [X] other criteria as described in Addendum Ex. C.

     1.7 SECURITY DEPOSIT: $ Refer to Exhibit C ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

     1.8 PERMITTED USE: Office and dry Laboratories in accordance with the City of San Diego Scientific Research Zoning("PERMITTED USE") (Also see Paragraph 6.)

     1.9     INSURING PARTY. Lessor is the "INSURING PARTY." (Also see Paragraph
8.)

     1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): Refer to Paragraph 51

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (Also see Paragraph 37.)

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 61, and Exhibits A through G, all of which constitute a part of this Lease.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. Refer to Par. 52

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the date improvements were installed. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be

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reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4). Refer to Par. 53

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Lessor to satisfy itself with respect to the condition of the Premises (including, but not limited to, the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

              (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

              (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

              (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

     2.7 COMMON AREAS -- DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 COMMON AREAS -- LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9 COMMON AREAS -- RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center. Refer to Exhibit D

     2.10 COMMON AREAS -- Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

              (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

              (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

              (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

              (d) To add additional buildings and improvements to the Common Areas;

              (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

              (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate. Refer to Paragraph 54

  3.   TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph
1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including, but not limited to, the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

  4.   RENT.

     4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate by invoice to Lessee. Refer to Exhibit C

     4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

              (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                    (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                        (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways,

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driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                        (bb) Exterior signs and any tenant directories.

                        (cc) Fire detection and sprinkler systems.

                    (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                    (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                    (iv) Reserves set aside for maintenance and repair of Common Areas.

                    (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2(b)) for the Building and the Common Areas.

                    (vi) Any "Insurance Cost Increase" (as defined in Paragraph 8.1).

                    (vii) The cost of insurance carried by Lessor with respect to the Common Areas.

                    (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                    (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

              (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

              (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   USE.

     6.1 PERMITTED USE.

              (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

              (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2 HAZARDOUS SUBSTANCES.

              (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises, or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including, but not limited to, the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof. Refer to Paragraph 55.

              (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including, but not limited to, all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

              (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No

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termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including, but not limited to, matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including, but not limited to, Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
     ALTERATIONS.

     7.1 LESSEE'S OBLIGATIONS.

              (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, including, without limiting the generality of the foregoing, all Lessee installed equipment or facilities specifically serving the Premises, such as supplementary heating, air conditioning, ventilating, electrical, lighting facilities, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Refer to Paragraph 56.

              (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the Lessee installed heating, air conditioning and ventilation system for the Premises.

              (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) central plumbing, heating, air conditioning, ventilating, electrical, lighting, facilities, fire hose connections, or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

       7.3    UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

              (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Refer to Paragraph 57.

              (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

              (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor, in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

       7.4    OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

              (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned

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Alterations and Utility Installations. Unless otherwise instructed per
Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

              (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

              (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.2 LIABILITY INSURANCE.

              (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

              (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3 PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

              (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

              (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, Insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

              (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

              (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Lessee's insurance policies shall name Lessor as additional insured.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of

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any of the foregoing matters, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom. Refer to Paragraph 58.

  9.   DAMAGE OR DESTRUCTION.

     9.1 DEFINITIONS.

              (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

              (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

              (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

              (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

              (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may, at Lessor's option, either
(i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

              (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

              (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

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     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition
occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

  10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Industrial Center.

     10.2 REAL PROPERTY TAX DEFINITIONS.

          (a) As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including, but not limited to, a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

     10.3 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all utilities and services supplied to the Premises, including, but not limited to, electricity, telephone, water/sewer, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d). Refer to Paragraph 59 and Exhibit C.

  12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

              (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

              (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

              (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

              (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior the adjustment specified in Lessor's Notice.

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              (e) Lessee's remedy for any breach of this Paragraph 12.1 by
Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

              (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

              (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

              (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

              (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

              (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including, but not limited to, the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

              (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

              (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

              (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

              (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

              (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

              (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

              (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

              (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

  13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease.
A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

              (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

              (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) days following written notice thereof by or on behalf of Lessor to Lessee.

              (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

              (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

              (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's

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assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

              (f) The discovery by Lessor that any financial statement of Lessee, given to Lessor by Lessee, was materially false.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may, at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including, but not limited to, the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

              (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

              (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

              (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

              (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be

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entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  BROKERS' FEES

16.  TENANCY AND FINANCIAL STATEMENTS.

     16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten
(10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding including the Sublease Agreement dated July 1, 1998, and the Letter Agreement dated January 13, 1999 shall be effective. Lessor and Lessee each represents and warrants that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

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26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the
Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent. Refer to Paragraph 60.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

              (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including, but not limited to, consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

              (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein

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
any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.


38. QUIET POSSESSION. Upon payment by Lessee of the Rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS.

     39.1 DEFINITION. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or the right of first offer to lease other property of Lessor; Refer to Paragraph 61.


     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

              (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Default under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

              (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

              (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

Exhibit A -- Site Map
Exhibit B -- Space Summary with Floor Plans
Exhibit C -- Summary of Term, Rent, Security Deposit, Operating Expenses and
             Utilities
Exhibit D -- Rules & Regulations
Exhibit E -- Notice of Policy Regulating Asbestos Containing Materials Exhibit F -- Work Letter Agreement
Exhibit G -- Landlord Consent and Estoppel Certificate





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LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND
PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: San Diego                    Executed at: San Diego

on: 2/24/99                               on: __________________________________


By LESSOR:                                By LESSEE:

        General Atomics                                 MP3.com
______________________________________    ______________________________________

By: /s/ ROBERT H. DALRY                   By: /s/ ROBIN RICHARDS

Name Printed: Robert H. Dalry             Name Printed: Robin Richards

Title:        Director Facilities         Title:        President and COO


By:___________________________________    By:___________________________________

Name Printed:_________________________    Name Printed:_________________________

Title:________________________________    Title:________________________________

Address:______________________________    Address:______________________________

______________________________________    ______________________________________

Telephone: (619) 455-2130                 Telephone: (619) 558-9390 Ext. 101

Facsimile: (619) 455-4375                 Facsimile: (619) 558-9220


BROKER:                                   BROKER:

Executed at:__________________________    Executed at:__________________________

on:___________________________________    on:___________________________________

By:___________________________________    By:___________________________________

Name Printed:_________________________    Name Printed:_________________________

Title:________________________________    Title:________________________________

Address:______________________________    Address:______________________________

______________________________________    ______________________________________

Telephone: (___)______________________    Telephone: (___)______________________

Facsimile: (___)______________________    Facsimile: (___)______________________



NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, California 90017 (213) 687-8777.

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
                                    ADDENDUM

49.     INSERT TO PARAGRAPH 1.1, PARTIES:

As used herein, "Lease" means "Sublease," "Lessor" means "Sublessor" and "Lessee" means "Sublessee."

50.     INSERT TO PARAGRAPH 1.2(b), PARKING:

The number of parking spaces provided with the Premises is based on three spaces per one-thousand square feet of subleased space. In the event an agency of jurisdiction places restrictions on allowed onsite parking spaces provided by the Lessor, the Lessee shall be responsible for implementing provisions to restrict parking to that stipulated in this paragraph of the Sublease Agreement, or to reimburse the Lessor in full for the cost and expenses for payment of penalties, fees or upgrades needed to accommodate Lessee's excess parking above the number of spaces designated herein.

51.     INSERT TO PARAGRAPH 1.10(a), REAL ESTATE BROKERS:

Lessee represents and warrants to Lessor that it has not engaged a broker, finder, or other person who would be entitled to any commission or fees in respect to the negotiation, execution or delivery of this Letter Agreement, or Sublease Agreement and shall indemnify and hold harmless Lessor against any loss, cost, liability, or expense incurred by Lessor as a result of any claim asserted by any broker, finder, or other person on the basis of any arrangements made or alleged to have been made by or on behalf of Lessee.

52.     INSERT TO PARAGRAPH 2.2, CONDITION OF PREMISES:

The space is offered "as-is," cleaned, unfurnished and in good working condition. Lessee shall be responsible for furnishing its Premises with the needed fixtures, furnishings and equipment.

53. INSERT TO PARAGRAPH 2.3, COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE:

Lessee agrees to accept the Premises subject to a Master Lease and all applicable zoning, municipal, county, state and federal laws, ordinances, and regulations governing and relating to the use of the Premises. Lessor warrants that it is not in default of the Master Lease, and the provisions of the Master Lease are in full force and effect. Refer to Exhibit G.

54.     INSERT TO PARAGRAPH 2.10. , COMMON AREA - CHANGES:

Lessee acknowledges that the Private Access Drive connecting Building 14 to Science Center Drive will close off vehicular access to the General Atomics Industrial Center. Concurrent with opening the Building 14 Private Access Drive, parking at Building 14 will be restricted to those occupying the Building 14 complex. Refer to Exhibit F for details related to this agreement.

55.     INSERT TO PARAGRAPH 6.2, HAZARDOUS SUBSTANCES:

55.1 Lessee shall not use the Premises for processing, storage or production of "Hazardous Substances" (as defined below). "Hazardous Substance" means (a) any substance that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, and is, or becomes, regulated by any government authority, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; (b) any other substance, the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action of common law; and (c) any additional substances or materials that at such time are classified or considered hazardous or toxic under the Laws of California or any other applicable Laws relating to the Premises.

55.2 Lessor and its representative agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same for "Hazardous Substances" as defined above, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Industrial Center as Lessor may deem necessary or desirable,

55.3 Hazardous Substances used by Lessee shall be the responsibility of Lessee, and Lessee shall dispose of such Hazardous Substances in accordance with all applicable laws and regulations, in accordance with Lessor's Accepted Practices, and in a safe and reasonable manner, both during the term of the Sublease, when required or appropriate, but in no event later than the date that the Sublease is terminated.

56.     INSERT TO PARAGRAPH 7.1, LESSEE'S OBLIGATIONS:

56.1 Lessee agrees to conduct day-to-day operations of the Premises in a manner to preserve the integrity of building structures and its systems including, fire barriers, heating, air-conditioning and ventilation systems and other installed utilities. Specifically, Lessee agrees to keep windows closed at all times and exterior doors closed except for passage.

56.2 Lessees' obligations to maintain plumbing, heating, ventilating and air-conditioning systems, electrical and lighting facilities and equipment within the Premises is interpreted to include Lessee's machinery, equipment, or fixtures that the Lessee has or will install during its tenancy. Machinery, equipment or fixtures installed by the Lessee, are considered by the Lessor as serving the function of supplementing Lessee's specific use of the Premises, is determined by the Lessor as the Lessee's obligation under this section of the Lease.

56.3 Lessees' Premises are served by Lessor's central heating, ventilation and air-conditioning (HVAC) systems. Lessor shall operate equipment and systems needed to supply conditioned air to the interior spaces weekdays between the hours of 7:OOAM to 7:OOPM (12 hours per day), except on National Holidays and during scheduled outages or breakdowns the Lessor shall adjust the hours of operations at the request of the Lessee and pass through the related power usage costs to the Lessee. Costs for the provision to allow the Lessee to control hours of operation shall be to the sole cost and expense of the Lessee, and utility usage beyond the said twelve hour operating period shall be charged to the Lessee as Extraordinary Operating Expense.

57.     INSERT TO PARAGRAPH 7.3, UTILITY INSTALLATIONS, TRADE FIXTURES,
ALTERATIONS:

57.1. Alterations, improvements, additions or Utility Installations by the Lessee shall be performed by licensed and insured construction or service companies having qualified craft workers possessing the proper qualifications and training for performing the work. Alterations, improvements, additions or Utility installations shall be performed by contractors for which Lessor has given Lessee its consent. Firms engaged in performing services for the Lessor, under Blanket Order Service Agreements, are pre-qualified to perform services for the Lessee.

57.2. On occasion, certain building systems and utilities have been modified or altered by individuals or companies that do not possess the knowledge, qualifications, license and insurance coverage to engage in these services. Modifications or alterations to building structures, systems or Utility Installations including fire walls, doors, electrical, plumbing, heating, ventilation and air conditioning, or other common area utilities, by providers, (particularly those not holding a license, having the proper insurance coverage, or possessing adequate training and qualifications), could cause damage to Lessee's business and to that of others.

57.3. Unplanned utility interruptions such as those caused by abnormal weather conditions, earthquakes, fires, construction mishaps, or Industrial Center plant equipment failures, may result in extended utility outages that could affect the Lessee's business operations. Restoration of services through connection to standby equipment such as portable electric generators, portable air-conditioning chillers, or other Industrial Center Systems, could require outages extending beyond a 24-hour period.

58.     INSERT TO PARAGRAPH 8.8, EXEMPTION OF LESSOR FROM LIABILITY:

Except for planned outages conducted by the Lessor for altering or maintaining its Buildings or private service systems of the Industrial Center, Lessee agrees that the Lessee shall be responsible for making any necessary provisions that may be required for any standby utility services considered critical to Lessee's operations, or use of the Premises, in the event electrical power, air, water, sewer, gas, telephone or other Lessor supplied services are interrupted.

59.     INSERT TO PARAGRAPH 11, UTILITIES;

59.1. Lessee agrees to pay its Prorata share of electricity, gas and water/sewer based on size of the Premises. The Prorata share shall be determined as stipulated in Exhibit C. Utility consumption for supplying the Lessee's supplementary equipment shall be audited and charged to the Lessee as an Extraordinary Utility Operating Expense. It the Lessee chooses, metering can be installed at the Lessee expense to measure Extraordinary power consumption to be used as the measurement for calculating this Extraordinary Operating Expense.

59.2 If the Lessee elects to use the Lessor's telephone, then the Lessee shall pay for installation, moves, changes and monthly services attributable to Lessee, including all toll charges. Charges for service and equipment are subject to reasonable annual increases but shall not exceed the standard amounts charged to other tenants in the Industrial Center, for such services and equipment. Parties agree that the 1999 Calendar Year equipment and service costs shall be in accordance with the following schedule:


CATEGORY OF SERVICE                                           INSTALLATION COST      MONTHLY COST
-------------------                                           -----------------      ------------
      Fax or Modem Extension                                      $70                      $18
      PBX Line (Multi-Line capability)                            $70                      $18
      Basic Service Fee (Includes adds, moves and changes)        $20                      N/A
TELEPHONE, SETS AND FEATURES
      Installation
      SL-1 Set 2500,2554, etc                                     $20                      $ 5
      10 Key Add-on Module                                        *                        $ 2
      20 Key Add-on Module                                        *                        $ 4
      Speakerphone                                                *                        $ 6
      Digit Display                                               *                        $ 6
      2008 Digital 8-Button Telephone Set                         $20                      $ 8
      2616 Digital 16-Button Telephone Set with Display           $20                      $17
      Speaker phone (HFA)                                         *                        $ 1
      22 Key Add-on Module                                        *                        $ 7
Programmable features at no cost at time of installation
      Appearance of an Additional Extension                                                $ 2
      Headset (all units are modular)                            Cost                      N/C
VOICEMAIL
      With 7 minutes storage-10 day retention                     $20                      $ 8
      Additional 5 minutes of storage                             *                        $ 3
      Pager out call                                              *                        $ 2


* APPLY BASIC SERVICE FEE (WAIVED IF WORK PERFORMED AT INSTALLATION)

Parties agree that reasonable annual adjustments, the same as applied to other Industrial Center Tenants, can be made without prior notice effective January of each calendar year. In the event that the Lessee deems the adjustments are unreasonable, then the Lessee shall have the option to give the Lessor sixty day notice, install its own PBX, and have the Lessor's systems removed. The cost and expense of the conversion shall be borne by the Lessee.

Charges for telephone rental, services, and toll calls. Prorata share, and Extraordinary Utilities, shall be invoiced monthly by Lessor, and shall be due and payable by Lessee in accordance with Paragraph 21 of the Agreement.

60.     INSERT TO PARAGRAPH 30.2, ATTORNMENT:

Upon request of Master Lessor, or on behalf of the Industrial Center Owner, Lessee shall subordinate its interest in the Lease and the Premises to the encumbrance instruments of any Real Property loans made to Lessor or Owner. Losses shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Lessee shall execute a subordination agreement and any other documents required by any lender of Master Lessor to accomplish the purposes of this Section.

61. INSERT TO PARAGRAPH 39, OPTIONS: All Terms and Conditions of this Lease shall apply to the following Options except where specifically modified by the respective Option.

6.1.1 Option to Extend: Lessor grants to the Lessee the Option to extend the Term of the Agreement for one, one-year period on the following terms and conditions: (1) The provisions of Paragraph 39, including the provision relating to default of the Lessee, set forth in Paragraph 39.4 shall apply; (2) Lessee gives Lessor written notice of the exercise of this Option to Extend the Term a minimum of three months prior to end of the term preceding the extension; (3) Rent starting the first month of each Extended Term shall be as noted in Exhibit C.

61.2 Right-of-First-Offer: Subject to the general guidelines delineated in Exhibit F of this Agreement, Lessor grants to the Lessee the Right-of-First-Offer to lease the Space Block designated EXPANSION, on the following terms and conditions: (1) Lessee gives Lessor written notice of its expressed interest in leasing the EXPANSION Space Block; (2) the Lessor agrees to offer the EXPANSION Space Block for lease and to commit funding required to construct the required Common Area Improvements for safe access and egress; (3) the Right-of-First-Offer shall mature into a Must-Take Option starting the first day of the second lease year, March 1, 2000, unless there is agreement by the Parties to rearrange the Lessee Premises to allow common toilet facility access so the Lessor can lease the EXPANSION Space Block to another Tenant; and, (4) Rent and Operating Expenses shall be at the same rate as for the space under the Lessee's then current Possession.

                        GENERAL ATOMICS TORREY PINES MESA






                                     [MAP]






                                    SITE MAP
                                   Exhibit A

                                  [FLOOR PLAN]






                                   Exhibit B

                                  [FLOOR PLAN]






                                   Exhibit B

                             MP3.COM (FORMERLY ZCO)
                                  SPACE SUMMARY


    FIRST-IN (EFFECTIVE JULY 1, 1998)                      CUMULATIVE TOTAL SF
    ---------------------------------                      -------------------
      Bldg. Room      Use
       No.   No.      Code         SF
       ---   ---      ----         --
       14   156      Office       468
       14   156A     Office       130
       14   156B     Office       122
       14   156C     Office       123
       14   156D     Office        92
  Subtotal                        935
  20% Common                      187
                                -----
  TOTAL                         1,122                     TOTAL            1,122

  ADDED #1 (EFFECTIVE JANUARY 18, 1999)
  -------------------------------------
      Bldg. Room      Use
       No.   No.      Code         SF
       ---   ---      ----         --
       14   248A     Office        95
       14   248B     Office        82
       14   250      Office       136
       14   251      Office        92
       14   252      Office       536
       14   252A     Office        62
       14   253      Office       125
       14   254      Office        95
       14   255      Office        95
       14   256      Office        87
       14   257      Office        86
       14   258      Office        95
       14   259      Office        90
       14   260      Office        87
       14   261      Office        87
       14   262      Office        93
       14   263      Office       124
       14   263A     Office       128
       14   263B     Office       173
       14   263C     Office       143
       14   264      Office        59
       14   264A     Office        95
       14   264B     Office       127
       14   264C     Office        91
       14   266      Office       236
       14   267      Office       288
       14   267A     Office        22
       14   268      Office       122
       14   H250     Corridor     639
                                -----
 Subtotal                       4,190
 10% Common                       419
                                -----
 TOTAL                          4,609                 TOTAL                5,731


  SURRENDERED (EFFECTIVE FEBRUARY 28, 1999)
  -----------------------------------------
     Bldg.  Room      Use
      No.    No.      Code        SF
      ---    ---      ----        --
       14   156      Office       468
       14   156A     Office       130
       14   156B     Office       122
       14   156C     Office       123
       14   156D     Office        92
Subtotal                          935
20% Common                        187
                                -----
TOTAL                           1,122                 TOTAL                4,609



                                    Exhibit B

  ADDED #2 (EFFECTIVE MARCH 1, 1999)                   CUMULATIVE TOTAL SF
  ----------------------------------                   -------------------
      Bldg. Room      Use        Current
       No.   No.      Code         SF
      ----- ----     ------      -------
       14   200      Office       182
       14   201      Office       133
       14   203      Office       132
       14   204      Office        88
       14   205      Office        89
       14   206      Office        89
       14   207      Office        88
       14   208      Office        90
       14   209      Office        89
       14   210      Office     1,513
       14   211      Office        90
       14   212      Office       124
       14   213      Office       192
       14   214      Office       469
       14   214A     Office       102
       14   214B     Office       103
       14   214C     Office       104
       14   2140     Office       104
       14   214E     Office       107
       14   214F     Office        95
       14   214G     Office        95
       14   214H     Office       102
       14   214I     Office       105
       14   215      Office       230
       14   216      Office       158
       14   217      Office       277
       14   218      Office       138
       14   219      Office       132
       14   220      Office       190
       14   221      Office       150
       14   222      Office        75
       14   280A     Office        88
       14   280B     Office        90
       14   280C     Office       136
       14   281A     Office       141
       14   281B     Office        90
       14   281C     Office       182
       14   290      Office     1,555
       14   H210     Corridor   1,051
       14   H280     Corridor     158
       14   H290     Corridor     237
                               ------
Subtotal                        9,363
     10% Common                   936
                               ------
     TOTAL                     10,299                 TOTAL               14,908


                                    Exhibit B
                                   Page 4 of 4

              INSERT TO PARAGRAPH 1.3 TERM, 1.5 AND 4.1 BASE RENT

ORIGINAL TERM: For the purpose of the Agreement, the Lease Commencement Date is established as March 1, 1999. Rent and Operating Expenses shall commence with Possession of the different Space Blocks. Except for the FIRST-IN Space Block, for which the Lessee has opted to vacate, the Expiration Date for all other Space Blocks shall be coterminous, or February 28, 2001. The Possession Date for the various Space Blocks comprising the Lessee's Premises is as follows:

               SPACE BLOCK                      POSSESSION DATE
               -----------              ------------------------------
               FIRST-IN                 July            01        1998
               ADDED #1                 January         18        1999
               ADDED #2                 March           01        1999
               EXPANSION                Date of Substantial Completion

RENTAL SCHEDULE:
Base Rent comprising the components of NNN and CAM (CAM designated as Standard Operating Expenses) shall be increased by four cents ($0.04) per square foot and, one cent ($0.01) per square foot, respectively. The following table summarized the Rent, and Standard Operating Expense Payments that shall be paid by the Lessee during the Original and Option Terms. The first month's Rent shall be due and payable to the Lessor prior to the Lessee taking Possession of the respective Space.

               ELEMENT                                          MONTHLY LEASE RATE & RENT
               -------                                      --------------------------------
                                                                ORIGINAL TERM        OPTION
                                                            --------------------     ------
                                                             YR.#1         YR.#2     YR.#1
                                                            ------         -----     ------
               NNN Rate/sf.                                 $1.20/sf       $1.24     $1.28
               CAM Charges (Std. Op.Exp.)/sf                $0.22          $0.23     $0.24
               Leasehold Improvements                       $0.00          $0.00     $0.00
               Janitorial                                   Lessee         Lessee    Lessee
               Utilities (power, gas, water/sewer)          Prorate/meter  same      same
               Total Rate per Square Foot                   $1.42          $1.47     $1.52
               Monthly Rent (First-in - 1,122sf)            $ --           $ --      $ --
               Monthly Rent (Added #1 - 4,609sf)            $ 6,545        $ 6,775   $ 7,006
               Monthly Rent (Added #2 - 10,299sf)           $14,625        $15,140   $15,654
                                                            -------        -------   -------
               Monthly Rent (Total - 14,908sf)              $21,170        $21,915   $22,660

                INSERT TO PARAGRAPHS 1.7 AND 5. SECURITY DEPOSIT

A Security Deposit in the amount equivalent to one month's Rent, two month's Utility Expenses, and accrued Non-Building Standard Restoration Costs shall be paid by the Lessee, and shall be on record with the Lessor to secure payments. The amount of Security Deposit Due shall be paid prior to Lessee's Possession of respective Space Block.

               SECURED PAYMENT                                                    AMOUNT
               ---------------                                                    ------
               One Month's Rent                                                   $21,170
               Two Month's Utility Expenses: (14,908sf. x $0.20/sf. x 2/mos.)     $ 5,963
               Non-Building Standard Restoration Costs                            $24,589
               TOTAL SECURITY DEPOSIT REQUIRED:                                   $51,722
               Less Security Deposit on Record                                    $18,981
                                                                                  -------
               Security Deposit Due                                               $32,741

The Lessee acknowledges that the Lessor will require Non-Building Standard improvements installed by the Lessee be restored to the Building Standard Condition of the Premises prior to Lessee's Possession. The Lessee shall pay the Lessor a Security Deposit in the amount sufficient to secure payment for services to restore the Premises. Any portion of the Non-Building Standard Restoration Costs Security Deposit not used shall be refunded to the Lessee once the final cost for Restoration has been determined. Refer to Page 7, Exhibit F for the Added Space Block #1 Restoration Cost Summary.

Concurrent with the annual increase in Monthly Rent, and without prior notice, the Security Deposit shall be adjusted in direct relation to the Monthly Rent, and Utility Expenses (as calculated above), and the increase shall be paid by the Lessee upon receipt of an invoice from the Lessor. Additionally, the amount of Security Deposit to secure payment of Non-Building Standard Restoration shall be adjusted, from time to time, as the Lessor deems justified.


                                   Exhibit C
                                  Page 1 of 3

                   INSERT TO PARAGRAPH 4.2. OPERATING EXPENSES

Lessee shall pay for cost of maintenance and repair of its fixtures, furnishings and equipment; maintenance and repair of electrical or other services from Building point of connection to Tenant fixtures, and for supplemental equipment installed specifically by Lessee application and use. Lessee shall also pay for locksmith service, telephone installation, adds, moves, and changes and for cost for toll calls. Lessee shall initiate the needed job orders to engage services and pay for said services pursuant to Paragraph 7.0 of this Sublease Agreement. Following are the provisions for payment of Services and Operating Expenses under terms of the Sublease Agreement. Standard Operating Expenses are included in the CAM Element of Rent. Other Operating Expenses are not included in the NNN or CAM Elements of Rent and shall be invoiced separately at the time these expenses are determined.

                                                   STANDARD       OTHER
                                                   OPERATING      OPERATING
     SERVICE OR UTILITY                            EXPENSES       EXPENSES       NOTE
     ------------------                            --------       --------       ----
     Taxes                                          x                             1
     Insurance                                      x                             2
     Parking Lots, Roadways & Walkways              x
     Landscape Maintenance                          x
     Building and Utility Maintenance               x                             3
     Trash Collection                               x
     Property Management                            x
     Telecommunications Services                                   x
     Utilities:
              Electricity, Ordinary                                x
              Natural Gas                                          x
              Water/Sewer                                          x
              Electricity, Extraordinary                           x              4
     Security Services-Standard                     x                             5
     Security Access Control & Keys                                x              7
     Mail Pickup and Delivery                       x                             5
     Use of Central Conference Rooms                x                             5&9
     Use of Outdoor Recreational Facility           x                             5
     Use of Central Cafeteria                       x                             5&7
     Janitorial:                                                                  6
             Common Area                            x              x
             Lessee Space                                          x



Lessee may obtain the following services through separate agreement with the Lessor. Payment shall be made under the same terms and conditions as for Operating Expenses:

     Signage-Interior                                              x              7
     Use of Corporate Fitness Center                               x              5&7
     Contractor Services                                           x              7&8


Notes:

1.   Covers Real Property Taxes. Does not cover personal property taxes.

2. Covers Lessor's insurance only. Does not cover Lessee's coverage for its fixtures and liability, or for loss of business.

3. Covers maintenance and repairs of normal building equipment and utilities. Does not cover maintenance and repairs of special telecommunications or equipment installed on behalf of the Lessee to maintain supplemental equipment such as air conditioning or Lessee's fixtures.

4. Cost for extraordinary utilities shall be passed through at cost charged to Lessor. Example: Cost to operate Building HVAC outside the hours of 7:00 A.M. to 7:00 P.M. Monday through Friday (excluding national holidays) as requested by the Lessee.

5. Access or use or services are provided as an amenity but are subject to change or termination by Lessor with thirty days advanced notice to the Lessee.

6. Lessor shall make provisions for its own cleaning service of the captive portion of its Premises. In addition, the Lessee shall share in the cost for custodial services for the second floor north toilet rooms, second floor north common corridor, and the north stairway. The Lessor will invoice the Lessee monthly for this cost based on a reasonable amount established using the cleaning standard schedule in Exhibit F.

7.   Same cost as charged to other Tenant Employees.

8.   Available at Lessor's cost plus 15%.

9. Parties agree that location, size and features of conference rooms can be changed upon Lessor providing Lessee 30 days advanced notice of said change.



                                   Exhibit C

                       INSERT TO PARAGRAPH 11. UTILITIES

ELECTRICITY

Electric power is purchased from a supplier, distributed to the Industrial Center by San Diego Gas & Electric, and metered at one location of the Industrial Center. Buildings 13 and 14 are separately submetered. Prorata electric power costs shall be calculated using data taken from submeters as follows:

     Building 14 leased gsf         x      Building 13 Billing Period Cost
     -------------------------
     Building 13 gsf (Note #1)

      14,908 gsf (Note #2)          x      Building 13 Billing Period Cost
     ------------------------
      64,071 gsf

     Note #1: Building 13 gsf is used because it is fully occupied and it is under similar use. Building 14 is partly vacant for lease to others and usage will vary with Building occupancy.

WATER/SEWER

Water is supplied to the Industrial Center from four separate city water meter stations. Sewer charges are based on water consumption. The Industrial Center is comprised of Buildings on three separate parcels, one Genesee Properties and two Hopkins Properties. The gross square footage in the Industrial Center is 506, 164. Prorated water/sewer costs shall be calculated as follows:

     Building 14 leased gsf         x      Billing Period Charges
     ----------------------------
     Total Industrial Center gsf

      14,908 gsf                    x      Billing Period Charges
     ------------------------
     509,164 gsf

NATURAL GAS

Natural gas is purchased from a natural gas supplier and distributed to the Industrial Center by San Diego Gas & Electric. Prorata natural gas costs shall be calculated using the total Industrial Center floor area, the same as used for water/sewer, and shall be determined as follows:

     Building 14 Leased gsf         x      Billing Period
     ----------------------------          (Na. Gas Cost + Transport Cost)
     Total Industrial Center gsf

      14,908 gsf                    x      Billing Period Charges
     ------------------------
     509,164 gsf



                                   Exhibit C

                       GENERAL ATOMICS RULES & REGULATIONS
                     ATTACHED AND MADE A PART OF THIS LEASE

1. Lessor agrees that Lessee is entitled to, and shall have the quiet enjoyment of the Premises described in the Sublease Agreement.

2. During the term of the Sublease Agreement, Lessee shall provide Lessor the names and home telephone numbers of two Lessee employees that can be contacted by the Lessor for emergencies during Lessee's non-business hours.

3. Lessor shall provide Lessee a minimum 24-hour advanced notice of any inspection by the Lessor, Owner, Lender, insurance carriers and respective agents.

4. During the warranty period, Lessee shall give Lessor prompt notice of any accidents to or defects in the water pipes, gas pipes, electric system, lights and fixtures, heating and cooling apparatus or any other service equipment.

5. Any service piping, ducts, electric conduits, telephone wiring and antennas exterior to the Building, or boring, cutting of exterior walls, floor or roof shall not be permitted, except with the written consent of Lessor.

6. Lessee's identification sign(s) shall be subject to prior approval by Lessor. Guidelines for Building exterior signage is available from the Lessor upon request.

7. Lessee shall not install blinds, shades, awnings or other form of inside or outside window covering, or window ventilators or similar devices without the prior written consent of Lessor.

8. Lessee shall maintain Premises in a clean and safe condition. Trash shall be placed in appropriate disposal containers at locations designated by Lessor for pick-up and disposal by a service contractor of the Lessor.

9. Lessee and Lessee's employees shall not obstruct the sidewalks, driveways, or other common areas and shall use the same only as a means of passage, access and parking; all materials, fixtures, furnishings and equipment shall be stored inside the Building. Outside storage at the Premises is prohibited.

10. The water closets, urinals and other plumbing shall be used for the purpose for which they were constructed and no rubbish, newspapers or other substances of any kind shall be thrown into them. Lessee shall not mark, install screws or drill into, or in any way deface the exterior walls, stone, metal work, doors and windows of the Building.

11. Lessee and Lessee's agent and employees shall not play any musical instrument, including radio and television, in a loud or objectionable manner, or make or permit any improper noises in the Building, or interfere in any way with other Industrial Center Lessees or those having business with them.

12. Lessee shall not conduct any auction, or sell goods, wares or merchandise on the Premises.

13. Lessor will not be responsible for loss of or damage to any fixtures, furnishings or personal property from any cause.

14. Although Lessor may have given Lessee approval to use the name of the Industrial Center in connection with any business on the property, Lessor shall have the right to prohibit any advertising by any agent which in Lessor's opinion, tends to impair the reputation of the Building or its desirability as a Building for offices and laboratories, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

15. No cooking shall be done or permitted by Lessee on the Premises, except in areas specifically designed for the purpose, without the consent of Lessor, nor shall the Premises be used for the storage of merchandise, for washing clothes, for keeping of pets, for lodging or for any improper, objectionable or immoral purposes.

16. Lessee shall not disturb, solicit or canvass any occupant of the Industrial Center and shall cooperate to prevent same.

17. From time to time it may become advantageous to make amendments to this list which are in the best interests of both Lessor and Lessee and which are not inconsistent with the Sublease Agreement. Lessor reserves the right to make such amendments by giving notice to Lessee.


                                   Exhibit D

GENERAL ATOMICS



ASBESTOS NOTIFICATION
JANUARY 1999

From:      LICENSING, SAFETY AND NUCLEAR COMPLIANCE (LSNC)

TO:        EMPLOYEES AND OCCUPANTS, VIA INTERCOMPANY MEMO


General Atomics, in compliance with California Health and Safety Code 25915 et seq., is required to give written notice of the presence of asbestos containing materials to all employees. This notification applies to the entire General Atomics site at 3550 General Atomics Court, which includes facilities at 3483 Dunhill Street, and 11222 Flintkote Avenue.

Prior to 1979, asbestos was used extensively in the building industry throughout the United States as thermal insulation, fireproofing, and in structural support materials. At General Atomics, asbestos has been used to insulate hot water and steam pipes and ventilation ducts. It may be found in some attics and mechanical rooms, in floor and ceiling tiles and window wall panels, some roofing material, and core material in certain fire doors.

The mere presence of asbestos in a building does not necessarily mean that a health hazard exists. Asbestos containing materials are not a health threat unless asbestos fibers become airborne and are inhaled. In areas where the asbestos is bonded or encapsulated and properly maintained, such as in the materials listed above, there is very little or no risk to health.

Accordingly, it is important not to disturb asbestos containing materials. General Atomics policy restricts work on asbestos containing materials to certified asbestos contractors who are properly trained and equipped. Moving, drilling, cutting, or otherwise disturbing such materials can pose a health risk and should not be attempted by untrained personnel. Employees should immediately notify LSNC if they observe materials that they suspect contain asbestos and which are not properly maintained.

LSNC maintains records of asbestos sampling and air monitoring results performed during the course of asbestos abatement work. Employees may contact LSNC, Letty Alfonso at extension 2016, Paul Englert at extension 2466, or Keith Asmussen at extension 2823, if they have questions or concerns regarding asbestos.


                                   Exhibit E
                                  Page 1 of 1

                              WORK LETTER AGREEMENT

The work letter Agreement is written to complement the Form Sublease and its Addenda; it expands and elaborates on the Form Sublease with no conflict intended. In the event of a conflict, the Form Sublease and Addenda take precedence.

                                   I. PREMISES

In addition to the ADDED #1 Space Block, which the Lessee will retain. the Lessor will deliver to the Lessee second floor space shown on the Floor Plan, page 2 of the Exhibit B, designated ADDED #2. The Lessee has taken Possession of the ADDED #2 Space Block subject to terms included in this Amendment. The EXPANSION Space Block may be included as part of the Lessee's Premises subject to an amendment to this Agreement.

                    II. ALTERATIONS AND UTILITY INSTALLATIONS

ADDED SPACE BLOCKS #1 & #2: The existing physical floor arrangement and Utility Installations will be used to the practical extent.

A. The Lessor will install demising doors to secure the Added #2 Space Block.

B. The Lessee will install certain Tenant Improvements and Utility Installations prior to and after Possession, typical of those identified for Added Space Block #1, in the Restoration Cost Summary, Page 7, of this Exhibit.

C. Any change in physical layout, appearance, colors, and general decor, not matching the existing improvements will be identified by the Lessor as Non-Building Standard, and the Lessee will be required to restore the Premises to the condition existing prior to the Lessee's Possession.

D. The Lessor will make minor repairs, clean, and inspect all building systems serving the Premises, including HVAC, lighting, power and communications, to ascertain the building systems are in good working condition.

E. The Lessee will identify the desired Utility Installations, including telecommunications and security access controls, and submit approved job orders to the Lessor with appropriate signatures authorizing the expenditures for installation and rental.

EXPANSION SPACE: If the ROFO Option Is exercised at the election of the Lessee, then the Parties will cooperate to convert the space for the Lessee's specific use while providing a Common Corridor for safe and reasonable access to other tenant spaces.

The build out will be separated into two distinct parts, one for the Lessor's Common Corridor, and one for the Lessee specified improvements ("Tenant Improvements"), both together identified as ("Leasehold Improvements"). The build out will be accomplished concurrently but will be paid for separately, the Common Corridor Improvements to the account of the Lessor, and the Tenant Improvements to the account of the Lessee.

The PARTIES will cooperate to accomplish the following:

F. Select a team to prepare a space plan and construction documents for the Leasehold Improvements.

G. Obtain competitive bids for the Leasehold Improvements, separating the costs into two respective separate accounts.

H. Make application and obtain permits as required from the City of San Diego.

I. Allocate costs for the design based on the design effort required, and building permits based on the value of the respective installed improvements. The attributable costs are those associated with:

        1. Collecting as-built information to support the design task.

        2. Preparing Leasehold Improvement working drawings and specifications, for reproducing design documents, and for permit processing.

        3. Assessments for permits and fees needed to construct the Leasehold Improvements.

        4. Special inspections required as a condition of the building permits.


                                   Exhibit F
                                  Page 1 of 7

J. Select contractors and award separate contracts for the Common Area and Tenant Improvements comprising of the following work tasks:

        1. Installation of structures, walls, insulation, ceilings, doorways, and those building features needed to provide working space in the space production and administrative spaces.

        2. Installation of mechanical, plumbing and services to support administrative and production areas. This includes heating, ventilation, air conditioning, exhaust systems; distribution and waste piping for potable water, sewer and natural gas.

        3. Installation of electrical equipment and services to distribute commercial or standby electrical power to production equipment, lighting; wiring and connections for standard communications, special data communications, standard life safety, fire detection alarm, and for process or security alarms.

        4. Installation of doors, door hardware, suspended ceilings, electrical trim, mechanical trim, floor covering and painting.

The LESSEE will be responsible for the following:

K. Select and pay for a design consultant to prepare a Space Plan for the Lessee's Premises acceptable to the Parties.

L. Select design consultants for specifying and selecting the interior special features, finishes and furnishings.

M.      Overview the installation of the Tenant Improvements.

N. Make payment of design consultants, contractors, agencies and others that provide labor, materials and services toward installation of the Tenant Improvements.

O. Make Payment of a supplemental Security Deposit to the Lessor for the expressed purpose of restoring the Expansion Premises at the end of the Lessee's Term.

The LESSOR will be responsible for the following:

P. At its own discretion, Lessor may file a "Notice of Non-Responsibility" giving notice to all material suppliers and contractors that the Lessor is not responsible for payment of contracted services related to the Lessee's Tenant Improvements.

Q. Perform a design review of the construction documents to ascertain that the design is consistent with this Agreement, and making a determination if the installed improvements are of Building Standard or Non-Building Standard design and construction.

R. Identity Non-Building Standard improvements and obtain a budgetary estimate for supplemental Restoration Security Deposit required by the Lessor to secure payment for restoration.

S. Perform routine inspections of the construction area to confirm that the installations are in accordance with the plans and specifications, and acceptable construction quality standards are being maintained during construction.

T. Perform routine Inspections to ascertain construction progress is being made in a manner considerate of other Building Tenants.

U. Make progress payments for design, permits, construction and inspections of the Common Area Improvements.

V. Prepare a Sublease Amendment to memorialize Leasehold Improvement Substantial Completion and to include other minor changes deemed appropriate and necessary.

The following guidelines will apply to the Lessor's portion of the Leasehold
Improvements:

W. The Lessor will require bidders to submit quotes in a CSI format that can be used for cost control and verification during the Leasehold Improvement Project.

X. Costs and expenses for the Common Area Improvements are to be separate from the Lessee's Tenant Improvements.


                                    Exhibit F
                                  Page 2 of 7

Y. Supporting information for payment will include a summary of the cost to complete, percent completed, accompanied by conditional or unconditional mechanics lien releases executed by the performing contractor(s).

Z. Upon Substantial Completion of the Leasehold Improvements, defined as the date the City of San Diego grants interim or final approval to occupy the Expansion Space Block, the Parties will develop a punch-list of items needing correction or additional work. Punch-list corrections will be completed within 30 days, and prior to final payment to the contractors by Lessee and Lessor.

                                 III. FINANCING

FIRST-IN SPACE BLOCKS #1 & #2: The Parties agree to the following scope of work and financial responsibility required to prepare the Premises for the Lessee's use. The Lessee agrees to reimburse the Lessor an amount not to exceed that shown below for the Lessee specified alterations to be invoiced by the Lessor. Work outside the scope of this Work Letter will be approved and paid for by the Lessee prior to installation. The Lessee may elect to directly engaged the services of contractors for Lessee Specified Alterations subject to payment of supplemental Security Deposit by the Lessee to cover restoration costs and the Lessee's use of Lessor approved contractors to make the Alterations.


COST ELEMENT                          PAYMENT BY          ESTIMATE
------------                          ----------     -------------------
LESSOR SPECIFIED ALTERATIONS
Reroute and Terminate Telcom.Cable      Lessor       $ 5,000    Complete
Install Demising Door Locks             Lessor       $13,000    Partial Complete
Inspection, Repairs and Cleaning        Lessor       $ 2,000    Partial Complete
LESSEE SPECIFIED ALTERATIONS
Move/Install Walls, Ceilings, Doors     Lessee       $    --    $10,000
                                                     -------    -------
Total                                                $20,000    $10,000

Any Improvements made by the Lessee, and designated by the Lessor as Non-Building Standard shall be subject to restoration by the Lessee at the end of Term, as described in Sublease Paragraph 7.4. The Restoration Cost Summary, Page 7 lists the estimates for restoration of Non-Building Standard changes made through February 28, 1999.

EXPANSION SPACE BLOCK: Subject to the exercise of the Right-of-first-Offer Option, Parties agree to cooperate to install improvements for the Expansion Space Block wherein the Lessor will pay for those improvements needed for the Common Area Corridor, and the Lessee will pay for those Tenant Improvements needed for the Lessee's working space. Following is a budgetary estimate for these Leasehold Improvements:

                                                                                 ESTIMATE
                                                                            ------------------
     COST ELEMENT                                                           LESSOR      LESSEE
     ------------                                                           ------      ------
     Payment By:
     LESSOR SPECIFIED ALTERATIONS
     Design, Permit and Install Fire Rated Corridor                        $110,000    $     --
     Design, Permit and Install Exterior Exit Stairway                     $ 65,000    $     --
     LESSEE SPECIFIED ALTERATIONS
     Design, Permit and Install Tenant Improvements - 5,685sf @ $40/sf.    $     --    $225,000
                                                                           --------    --------
     TOTAL                                                                 $175,000    $225,000

                       IV. TENANT FIXTURES AND EQUIPMENT

Except the Lessor's built-in cabinets located in Rooms 222, 268, the Premises is offered by the Lessor and is accepted by the Lessee in an unfurnished condition. The Lessee is responsible for the following:

A. Furnish the Premises as needed with desks, tables, chairs, computers, FAX, copiers, files and audio visual.

B. Furnish the Premises with tenant fixtures and equipment needed for the conduct of business.

C. Make selection of the telephone/data service provider and issue orders to have installed a telephone/data system, whichever system the Lessee selects.

D. Engage the services of outside providers as required to purchase, relocate, move, install and setup equipment listed in A and B above

E. Issue orders to the Lessor's Security Department to have door locks installed as needed within the Lessee's Premises.

F. Issue orders to an outside contractor to install badge security access on intrusion alarms it a security system is needed by the Lessee.



                                   Exhibit F
                                  Page 3 of 7

G. Select a custodial service provider to supply and clean the Lessee Premises and reimburse the Lessor for its share of the North Building Common Area.

H. Agree to the amount to be reimbursed to the Lessor for half shares of Common Area cleaning of the north toilet rooms, stairway and corridor.

                                  V. SCHEDULE

The Lessor agrees to allow Lessee Possession of the Added Space Blocks #1 and #2 on condition that the Lessee not expand beyond the boundaries of the improved Space Blocks. Completion of Alterations to the EXPANDED Space Block is contingent upon execution of the Sublease Amendment, completion of Construction Documents, permits, construction, and final approval by the City of San Diego. The Actual Date for Possession of the respective Space Blocks is recorded in Exhibit C of this Agreement.

MILESTONES ADDED SPACE                            DATE
----------------------                        ------------
Complete Draft Lease                      February 18 1999
Execute Lease Agreement                   February 26 1999

If the Parties agree to install Leasehold Improvements in the EXPANDED Space Blocks then the planning shall be executed in a manner to allow a Standard Track Schedule in preference to a Fast Track Schedule. Following are the estimated Standard Track task durations that will allow competitive bidding for design and construction tasks.

MILESTONES--EXPANSION SPACE                     DURATION - WEEKS
---------------------------                   -------------------
                                              Minimum     Maximum
                                              -------     -------
Select Design Team                             Two        Four
Complete Construction Documents                Four       Six
Building Permit Approval/Contract Awards       Four       Six
Install Leasehold Improvements                 Six        Eight
Punch List Items                               Two        Four
                                               ----       -----
Range                                          18         28

                      VI. BUILDING 14 COMMON AREA CHANGES

The Lessor has previously advised the Lessee of planned changes to the Building Access, parking and visitor reception. Following are the objectives for operation and use of the Building 14 Complex Common Area. Parties acknowledge that changes may be required from time to time, as described in Paragraph 2.7 of this Agreement.

A. Provisions by LESSOR:

1. Vehicular access to Building 14 will be provided from Science Center Drive and closed off from the ("Remainder Industrial Center").

2. Alternate emergency vehicle access, and non-routine service access, will be provided to the Building 14 Complex via use of locked gates separating Building 14 and 15 east access road.

3. Pedestrian access between the Building 14 Complex and the Remainder Industrial Center will remain unchanged.

4. Internet Products Incorporated (PI), a Building 14 Tenant, will provide the Lobby Reception Service for all Building 14 Tenant Companies similar to the function the Lessor performs through its Building 1 Reception Lobby, except that IPI will operate the Security Access and Control System (SACS) only during IPI's normal business hours, including the lunch period, ("Operating Hours").

5. Lessor will operate the SACS remotely from Building 1 Security Station during IPI's Non-Operating Hours.

6. IPI will have nonexclusive use of the Lobby, and will not provide clerical or mail service to other Building 14 Tenants.

7. Visitor parking is provided near the north and south building entrances; disability parking is provided at the southeast corner of Building 14.

8. A turnaround and loading zone are provided for light freight truck delivery at the south entrance to the Building 14 near access to the Building elevator.

9. As a means to control parking at the Remainder Industrial Center, all Building 14 Tenant employees will be assigned a colored picture badge distinct from those used for the Remainder Industrial Center. All Building 14 Tenant employees will register vehicles with GA Security, be assigned numbered decals, and will affix the decals on the vehicles at designated locations.



                                   Exhibit F
                                  Page 4 of 7

B. Provision by LESSEE: The Lessee will cooperate with the Lessor, and other Building 14 Tenants, to restrict access to the Building 14 Complex, and Remainder Industrial Center, to those employees, suppliers, shippers, customers, contractors and invitees having a business needs for said access to the Lease Premises. The Lessee agrees to the following:

1. Routinely provide IPI and Lessor Security names of MP3.com contacts, or employee phone numbers, to assist with receiving visitors, badging visitors, and providing visitor directions to the MP3.com Premises.

2. Assist Lessor to regulate parking at the Building 14 Complex within the permitted parking and access/egress restrictions.

3. Notify and advise organizations serving MP3.com (FedEx, UPS, etc.) of the new street address, 10350 Science Center Drive, Suite 210, once the Private Access Road is put into operation.

4. Arrange for direct US Mail pickup and deliveries by the Postal Service, or by courier, at 10350 Science Center Drive, Suite 210, once the Lessor has installed the US Postal Service Equipment.

5. Pay for repair of damages to the SACS System caused by MP3.com Tenant employees, suppliers, shippers, customers, contractors and invitees.

6. Register Lessee employees with Lessor's Security Department for issuance of security badges and vehicle decals.

7. Wear and display the GA Security Badge when present at the Building 14 Complex or Remainder Industrial Center.

8. Affix vehicle decals to employee vehicles accessing and parking at the Building 14 Complex.

                     VII. LESSEE OBLIGATIONS DURING TENANCY

ROUTINE AND PERIODIC CLEANING: Pursuant to the Lessee's obligations stipulated in Paragraph 7.0 of this Sublease Agreement, the Lessee will perform routine and periodic cleaning of the offices, Lobby, Production Area, dedicated corridors serving the Lessee's offices and the shared corridors and toilet rooms first and second floor north on the following minimum frequencies. The following standards are established to maintain a neat, clean facility, to avoid infestation of rodents and pests, and to control fire hazards.

                   ACTIVITY                                      FREQUENCY
                   --------                                      ---------
     OFFICES/LABS
     ------------
                    Empty Trash                                  Daily
                    Empty Recycle                                Bi-Weekly
                    Vacuum                                       Weekly
                    Spot Clean Carpet                            Weekly
                    Wipe and Clean Door Hardware/Sw Plates       Monthly
                    Dust Baseboards                              Monthly
                    Dust window shades                           Monthly
                    Carpet Extraction Cleaned                    Quarterly
                    Clean Window Interior Surfaces               Quarterly

     TOILET ROOMS
     ------------
                    Wet Mop Floors                               Daily
                    Clean and Disinfect Fixtures                 Daily
                    Clean Mirrors                                Daily
                    Stock Supplies                               Daily
                    Empty Trash                                  Daily
                    Spot Clean Doors, Frames and Pulls           Daily
                    Clean Privacy Partitions/Doors               Weekly
                    Spot Clean Walls                             Weekly
                    Clean Dispensers                             Weekly
                    Strip and Wax Floors                         Quarterly

     LOBBY/CORRIDORS/LUNCH ROOMS/COFFEE MESS
     ---------------------------------------
                    Wet Mop or vacuum                            Daily
                    Empty Trash                                  Daily
                    Empty Recycle                                Daily
                    Arrange and Clean Reading Tables             Daily
                    Clean Desks, Tables and Counters             Daily
                    Vacuum/Clean Chairs                          Weekly
                    Dust Baseboards                              Monthly
                    Dust Picture Frames                          Monthly
     STAIRWELL
     ---------
                    Vacuum                                       Daily
                    Clean Handrails                              Weekly
                    Clean Baseboard                              Monthly
                    Spot Clean Walls                             Monthly





                                   Exhibit F
                                  Page 5 of 7

                 VIII, LESSEE OBLIGATIONS TO SURRENDER PREMISES


The Parties acknowledge that the Leasehold improvements on Lessee Specified Alterations to be installed by the Lessee will be of no value to the Lessor, or to successor tenants, and the Lessee unless agreed otherwise, will pay to remove the improvements at the end of Term. A summary account for restoration will be set aside as part of the Lessee's Security Deposit to be paid to the Lessor by the Lessee from time to time as deemed appropriate by the Lessor. At the time the improvement or alteration is installed, a contractor's estimate will be submitted to the Lessor as the basis for calculating the Security Deposit due and payable by the Lessee. The Lessee will pay the Security Deposit when invoiced by the Lessor with appropriate backup date supporting the Security Deposit assessment.

CHECKLIST: Not withstanding the subject of restoration covered above, the following expands on the obligations of Lessee related to the Surrender of the Premises at the end of Tenancy, pursuant to Paragraph 7.4 of the Sublease Agreement. Prior to the Lessor's acceptance of part or all of the Premises, the Parties will make inspections to ascertain the said Premises are in a condition acceptable to the Lessor, a condition existing at the time the Lessee took Possession, normal wear accepted.

BUILDING LOCATION:                 ----------------------------------------------------

OFFICES                                LESSOR                LESSEE            DATE
-----------------------            ---------------    --------------------  -----------
Furnishings removed                _______________    ____________________  ___________
Fixtures removed                   _______________    ____________________  ___________
Trash removed                      _______________    ____________________  ___________
Telephones disconnected            _______________    ____________________  ___________
Services stripped/safe off         _______________    ____________________  ___________
Fixture inventory completed        _______________    ____________________  ___________
Fixtures and equip. cleaned        _______________    ____________________  ___________
Special telecom cable removed      _______________    ____________________  ___________
Walls/minor repairs completed      _______________    ____________________  ___________
Carpet extraction cleaned          _______________    ____________________  ___________
Ventilation balanced               _______________    ____________________  ___________
Lessor signage left in place       _______________    ____________________  ___________
Restoration completed              _______________    ____________________  ___________
Lessee signage removed/repaired    _______________    ____________________  ___________
Key locks changed                  _______________    ____________________  ___________

SUCCESSOR TENANT CONSENT (IF APPLICABLE)
First inspection                   _______________    ____________________  ___________
Ownership transfer completed       _______________    ____________________  ___________
Final inspection                   _______________    ____________________  ___________

DATE: TURNOVER AND ACCEPTANCE      _______________    ____________________  ___________



                                    Exhibit F
                                   Page 6 of 7

                       MP3.COM - RESTORATION COST SUMMARY
                         PERIOD ENDING FEBRUARY 28, 1999

PROJECT: BUILDING 14                                       ESTIMATOR: L.W. Smith


                                                                                             ESTIMATED
                                                      ROOM NO.         CONTRACTOR               COST               REMARKS
                                                      --------         ----------               ----               -------
ADDED SPACE BLOCK #1

Replace walls, doors, and ceiling                      256-257      Good & Roberts             $1,611
Replace hallway carpet and topset base                 H250         Astra Flooring             $5,000
Replace tile                                            223         Astra Flooring             $2,100
Replace carpet                                          252         Astra Flooring             $1,450
Replace corridor ceiling tile and grid                 H250         Good & Roberts             $1,354
Remove and replace corridor accent                     H250         Good & Roberts               $683
Remove raised floor and glass door                      252         Good & Roberts             $1,390
Repair wall                                             263         Good & Roberts               $646
Paint corridor walls                                   H250         McMurray Painting            $720
Paint corridor doors and frames                        H250         McMurray Painting            $600
Paint new walls                                       256-257       McMurray Painting            $150
Remove fire suppression system                          252         Parsons                    $1,000
Remove a/c system                                       252         Jackson & Blanc            $1,200
Remove electric panel and underfloor circuits           252         Chula Vista Electric       $1,250
Remove track lighting in corridor                      H250         Chula Vista Electric         $300
Replace corridor fire sprinkler heads                  H250         Jackson & Blanc              $800
Replace corridor lights                                H250         Chula Vista Electric       $2,100
                                                                                              -------

SUBTOTAL                                                                                      $22,354
CONTINGENCY - 10%                                                                              $2,235
                                                                                              =======
TOTAL                                                                                         $24,589

ADDED SPACE BLOCK #2
None to Date

EXPANSION SPACE BLOCK
None to Date

                   LANDLORD CONSENT AND ESTOPPEL CERTIFICATE

     This Landlord Consent and Estoppel Certificate is being executed by Genesee Properties Inc. ("Master Lessor"), by General Atomics ("Sublessor"), and by MP3.com in reference to the following facts:

                                    RECITALS

     Master Lessor has entered into a certain lease dated August 1, 1991, pursuant to which Master Lessor has leased to Sublessor certain premises ("Master Premises") as described therein, which premises include those certain premises known as Building 14 of the General Atomics Industrial Center located at 3550 General Atomics Court, San Diego, California 92121. Pursuant to sublease ("Sublease"), between General Atomics ("Sublessor") and ("MP3.com"), dated as February 1, 1999, Sublessor has subleased certain premises ("Subleased Premises") to MP3.com at Building 14, consisting of approximately 14,908sf, on the terms and conditions set forth therein.

     NOW, THEREFORE, in consideration of the Sublease and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Consent: Master Lessor hereby consents to the sublease of the Subleased Premises by Sublessor to MP3.com and certifies that nothing contained in the Sublease violates or conflicts in any material respect with the provisions of the Master Lease.

     2. Use: Master Lessor and Sublessor hereby represent and warrant to MP3.com that MP3.com intended use of the Subleased Premises as contemplated in the Sublease are permitted by the Master Lease and that no further approvals of Master Lessor are required in connection with the Sublease.

     3. Term; No Default: Master Lessor and Sublessor represent and warrant that the terms of the Master Lease unless amended or extended, will expire on February 21, 2001; that neither party is in default under the Master Lease; and that no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Master Lease.

     4. Reliance: The parties acknowledge that this Certificate has been requested by and will be provided to and is intended to be benefit and be relied upon by MP3.com in connection with its performance under the Sublease, and for execution of subsequent Sublease amendments.

     5. Compliance with Master Lessor: Sublessor hereby covenants, for the benefit of MP3.com to keep and maintain the Master Lease in full force and effect throughout the terms of the Master Lease.

     6. Covenant of Master Lessor: MP3.com agrees that in the event of termination of the Master Lease, MP3.com shall attorn to Master Lessor as the Lessor. In the event Master Lessor notifies MP3.com in writing that Sublessor is in default of the Master Lease or that the Master Lease has terminated and therefore instructs MP3.com to make all lease payments directly to Master Lessor, MP3.com agrees to follow such instructions. Master Lessor shall indemnify and hold MP3.com harmless against any actions by Sublessor in following such instructions. Master Lessor and MP3.com each agree that they will recognize and be bound by the Sublease provided MP3.com is not in default of such Sublease should Sublessor cease being the tenant of Master Lessor with respect to the Subleased Premises.

     7. Lease: This Consent and Estoppel Certificate is attached as Exhibit G of a true, correct and complete copy of the Sublease Agreement, dated February 1, 1999. The Master Lease between the Master Lessor and Sublessor is in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of this _____ day of ______, 1999.

MASTER LESSOR:              SUBLESSOR:                SUBLESSEE:
GENESEE PROPERTIES, INC.    GENERAL ATOMICS           MP3.com

Signature:______________    Signature:______          Signature:_______________
Gary Jackson                John E. Jones             Robin Richards
President                   Sr. VP, Administration    President and COO

                                   Exhibit G
                                  Page 1 of 1